                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into the Company's previously filed Registration Statements on Form S-8 (SEC File No. 33-48270 and SEC File
No. 33-33190).

                                       /s/ ARTHUR ANDERSEN LLP

San Antonio, Texas
March 24, 1998